UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

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Filed by a Party other than the Registrant ☐

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☐    Preliminary Proxy Statement

☐    Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☐    Definitive Additional Materials

☒   Soliciting Material Pursuant to § 240.14a-12

SPORTSMAN’S WAREHOUSE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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(4)	Proposed maximum aggregate value of transaction: ________________________________________________

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Customer FAQ

•	What was announced on December 21, 2020?

o	We announced that we have entered into a definitive merger agreement with a subsidiary of The Great American Outdoors Group.

o	The transaction is expected to close in the second half of 2021, subject to regulatory clearance and other customary closing conditions.

o	The news release, which includes more information regarding the transaction, can be found here.

o	The Form 8-K filed by the Company with the SEC on December 21, 2020 contains additional information regarding the transaction, including a copy of the merger agreement. It can be found here.

•	Who is The Great American Outdoors Group?

o	Through its outdoor retail stores branded Bass Pro Shops and Cabela’s, its marine segment White River Marine Group, and its hospitality division, the Great American Outdoors Group strives to inspire everyone to enjoy, love and conserve the outdoors.

o	The Great American Outdoors Group is leading North America’s largest conservation movement – bringing together millions of passionate customers alongside dedicated team members, industry partners and leading conservation organizations – to collectively shape the future of the outdoors and all who love it for generations to come.

o	This alliance is bringing together sportsmen and women to protect millions of acres of wildlife habitat every year, introduce thousands of kids and families to nature, and achieve major legislative victories that advance the outdoors and all who love it.

•	Why did Sportsman’s Warehouse agree to combine with the Great American Outdoors Group?

o	The driving force behind the partnership is the two companies’ similar histories and highly complementary business philosophies and geographic footprints.

o	Both entities share a passion with their customers for fishing, camping, hunting, boating and other outdoor activities.

o	Both are highly acclaimed retailers with well-deserved reputations for a broad offering of outstanding brand name and proprietary products, superior customer service, deeply knowledgeable team members and an unwavering passion for conservation.

o	Uniting together represents an unprecedented “win-win” opportunity for outdoor enthusiasts.

•	Will Sportsman’s Warehouse stores continue to operate?

o	Yes, Sportsman’s Warehouse will continue to operate as an independent company until the transaction closes.

•	What will happen to the Sportsman’s Warehouse name? Will Sportsman’s carry Cabela’s- or Bass Pro Shops-branded products?

o	The Great American Outdoors Group recognizes the strength and value of the Sportsman’s Warehouse brand and is committed to maintaining it in the marketplace.

o	When the transaction closes, Sportsman’s Warehouse will be able to offer customers access to the world’s largest selection of premium fishing tackle, premium hunting gear and leading boat brands, side-by-sides and ATVs.

•	What does this mean for our customers?

o	We believe the transaction will result in significant benefits to our customers.

o	We believe the combination of the Great American Outdoors Group and Sportsman’s Warehouse will create a truly premier retailer of outdoor sporting goods, with an unparalleled commitment to customer loyalty and satisfaction.

o	We believe that combining our distinct outdoor brands, will provide customers with widely expanded product offerings, low prices, and greater convenience and expanded online services and selection.

o	The Great American Outdoors Group understands that Sportsman’s Warehouse is an iconic brand with a deeply loyal customer base and an outstanding culture of service. By combining our best practices, our aim is to give customers a best-of-the-best experience while further uniting them to support conservation.

•	What does this mean for customers enrolled in Sportsman’s Warehouse loyalty program and who use the Sportsman’s Warehouse VISA card?

o	The Sportsman’s Warehouse loyalty program and VISA card will continue to operate as is until the transaction closes.

•	What does this mean for customers who have or plan to purchase Sportsman’s Warehouse gift cards?

o	Sportsman’s Warehouse will continue to honor and offer Sportsman’s Warehouse gift cards.

•	What will happen with my firearm service plan (“FSP”) that I purchased from Sportsman’s Warehouse?

o	Sportsman’s Warehouse will continue to honor Sportsman’s Warehouse FSPs.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed merger. Sportsman’s Warehouse intends to file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement in preliminary and definitive form, in connection with the solicitation of proxies for the proposed merger. The definitive proxy statement will contain important information about the proposed merger and related matters. BEFORE MAKING A VOTING DECISION, STOCKHOLDERS OF SPORTSMAN’S WAREHOUSE ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT SPORTSMAN’S WAREHOUSE AND THE MERGER.  Stockholders will be able to obtain copies of the proxy statement and other relevant materials (when they become available) and any other documents filed by Sportsman’s Warehouse with the SEC for no charge at the SEC’s website at www.sec.gov. In addition, stockholders will be able to obtain free copies of the proxy statement from Sportsman’s Warehouse by contacting Sportsman’s Warehouse’s  Investor Relations Department by telephone at (801) 566-6681, by mail to Sportsman’s Warehouse, Attention: Investor Relations, 1475 West 9000 South, Suite A, West Jordan, Utah 84088, or by going to Sportsman’s Warehouse’s Investor Relations page on its corporate website at http://investors.sportsmans.com.

Participants in Solicitation

Sportsman’s Warehouse and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies from Sportsman’s Warehouse stockholders in respect of the merger. Information about Sportsman’s Warehouse’s directors and executive officers is available in Sportsman’s Warehouse’s proxy statement for its 2020 annual meeting of stockholders filed with the SEC on April 17, 2020.  Other information regarding persons who may be deemed participants in the proxy solicitation, including their respective direct or indirect interests by security holdings or otherwise, will be set forth in the definitive proxy statement that Sportsman’s Warehouse intends to file with the SEC in respect of the merger. These documents can be obtained free of charge from the sources indicated above.

Forward Looking Statements

This filing contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 as contained in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  Forward-looking statements in this filing include, but are not limited to, statements regarding the expected timing of the completion of the merger and the anticipated benefits of the merger.  Investors can identify these statements by the fact that they use words such as “continue,” “expect,” “may,” “opportunity,” “plan,” “future,” “ahead” and similar terms and phrases. Actual results may differ materially from the forward-looking statements due to risks and uncertainties concerning Great American Outdoors Group’s proposed acquisition of Sportsman’s Warehouse.  The potential risks and uncertainties include, among others, the possibility that Sportsman’s Warehouse may be unable to obtain the required stockholder approval or antitrust regulatory clearance or that other conditions to closing the merger may not be satisfied, such that the merger may not close or that the closing may be delayed; the reaction of customers, vendors, and employees to the announcement or consummation of the merger; general economic conditions, including the risk and uncertainties caused by COVID-19 and measures taken in response to the pandemic; that the merger may involve unexpected costs, liabilities or delays; risks that the merger disrupts current plans and operations of the parties to the transaction; the amount of the costs, fees, expenses and charges related to the merger; the outcome of any legal proceedings related to the merger; the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; and other factors about Sportsman’s Warehouse and its business that are set forth in Sportsman’s Warehouse’s other filings with the SEC, including under the caption “Risk Factors” in Sportsman’s Warehouse’s Form 10-K for the fiscal year ended February 1, 2020 which was filed with the SEC on April 9, 2020. Any forward-looking statement made by Sportsman’s Warehouse in this release speaks only as of the date on which Sportsman’s Warehouse makes it.  Factors or events that could cause Sportsman’s Warehouse’s actual results to differ may emerge from time to time, and it is not possible for Sportsman’s Warehouse to predict all of them.  Sportsman’s Warehouse undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by any applicable securities laws.